LONG-TERM DEBT, NET - Scheduled Maturities of Long-Term Debt (Excluding Unamortized Deferred Financing Costs and Original Issue Premiums) (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Debt Disclosure [Abstract]
2024	$ 0
2025	397,000
2026	0
2027	350,000
2028	500,128
Over 2028	1,100,000
Total long-term debt	$ 2,347,128	$ 2,450,128